UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): May 21, 2013
_____________________

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	1-05805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its Annual Meeting of Shareholders on Tuesday, May 21, 2013; 3,195,273,292 shares were represented in person or by proxy, or 84.21% of the total shares outstanding.

(b)	The results of shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS:
Proposal 1- Shareholders elected the 11 director nominees named in the Proxy Statement

Name	For	Against	Abstain	Broker Non-Votes
James A. Bell	2,597,819,329	180,993,768	46,871,847	369,588,348
Crandall C. Bowles	2,541,379,499	237,307,835	46,997,610	369,588,348
Stephen B. Burke	2,715,182,326	63,575,767	46,926,851	369,588,348
David M. Cote	1,647,363,511	1,131,173,743	47,147,690	369,588,348
James S. Crown	1,594,008,777	1,184,578,669	47,097,498	369,588,348
James Dimon	2,709,770,827	55,768,918	60,145,199	369,588,348
Timothy P. Flynn	2,761,002,797	17,783,158	46,898,989	369,588,348
Ellen V. Futter	1,475,090,998	1,304,026,861	46,567,085	369,588,348
Laban P. Jackson, Jr.	2,546,174,612	229,057,449	50,452,883	369,588,348
Lee R. Raymond	2,638,669,008	139,968,594	47,047,342	369,588,348
William C. Weldon	2,687,434,440	91,106,809	47,143,695	369,588,348

Proposal 2 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant’s Independent Registered Public Accounting Firm for 2013

For	Against	Abstain	Broker Non-Votes
3,103,954,673	47,252,914	44,065,705	0
97.14%	1.48%	1.38%

Proposal 3 – Shareholders approved the Advisory Resolution to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
2,604,798,048	155,533,317	65,353,579	369,588,348
92.18%	5.5%	2.31%

Proposal 4 – Shareholders approved the Amendment to the Firm's Restated Certificate of Incorporation to Authorize Shareholder Action by Written Consent

For	Against	Abstain	Broker Non-Votes
2,741,027,521	37,541,421	47,116,002	369,588,348
97.00%	1.33%	1.67%

Proposal 5 – Shareholders approved the Reapproval of Key Executive Performance Plan

For	Against	Abstain	Broker Non-Votes
2,617,670,602	157,848,421	50,165,921	369,588,348
92.64%	5.59%	1.78%

SHAREHOLDER PROPOSALS:

Proposal 6 - Shareholders did not approve the proposal to Require Separation of Chairman and CEO

For	Against	Abstain	Broker Non-Votes
910,847,421	1,899,424,339	15,413,184	369,588,348
32.23%	67.22%	0.55%

Proposal 7 - Shareholders did not approve the proposal to Require Executives to Retain Significant Stock Until Reaching Normal Retirement Age

For	Against	Abstain	Broker Non-Votes
230,725,466	2,538,139,733	56,819,745	369,588,348
8.17%	89.82%	2.01%

Proposal 8 - Shareholders did not approve the proposal to Adopt Procedures to Avoid Holding or Recommending Investments that Contribute to Human Rights Violations

For	Against	Abstain	Broker Non-Votes
227,875,959	2,157,920,393	439,888,592	369,588,348
8.06%	76.37%	15.57%

Proposal 9 - Shareholders did not approve the proposal to Disclose Firm Payments Used Directly or Indirectly for Lobbying, Including Specific Amounts and Recipients' Names

For	Against	Abstain	Broker Non-Votes
231,342,019	2,106,549,765	487,793,160	369,588,348
8.19%	74.55%	17.26%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 23, 2013